Exhibit 21
Subsidiaries of Registrant
Entity                                     Jurisdiction of Organization

6 AM Strategies LLC	Delaware
72 Consulting LLC	Delaware
72andSunny NL B.V.	Netherlands
72andSunny Partners, LLC	Delaware
72andSunny Pte. Ltd.	Singapore
72andSunny Pty Ltd	Australia
7thfl LLC	Delaware
7thfl LP	Canada
7thfl, LTD	United Kingdom
A-Alliance LLC	Delaware
A-Alliance UK Ltd	United Kingdom
ACE Content, LLC	Delaware
Ace Dev Fund LLC	Delaware
Activista LLC	Delaware
Advanced Media Platforms LLC	Delaware
Adwired Media Intelligence S.R.L.	Romania
Ahteed LLC	Delaware
Allegory LLC	Delaware
Allison & Partners (Thailand) Limited	Thailand
Allison & Partners Holdings (Thailand) Limited	Thailand
Allison & Partners LLC	Delaware
Allison and Partners K.K.	Japan
Allison Kommunikation GmbH	Germany
Allison Partners Limited	Hong Kong
Allison PR (Beijing) Limited	China
Allison+Partners Singapore Pte Ltd	Singapore
Allison+Partners UK Limited	United Kingdom
American Voice LLC	Delaware
Anomaly (Shanghai) Advertising Co., Ltd.	China
Anomaly B.V.	Netherlands
Anomaly GmbH	Germany
Anomaly Inc.	Canada
Anomaly London LLP	United Kingdom
Anomaly Partners LA LLC	Delaware
Anomaly Partners LLC	Delaware
Anomaly UK Limited	United Kingdom
Another Anomaly NY LLC	Delaware
Apollo Program II, Inc.	Delaware
Apollo Program LLC	Delaware
Ares Media, LLC	Delaware
Around AR LLC	Delaware

ASM-Global Australia Pty Ltd	Australia
Assembly Global MEA FZ-LLC	United Arab Emirates
Assembly Korea Co. Ltd	Korea, Republic Of
Assembly Poland sp.zoo	Poland
Bera.AI LLC	Delaware
Berbenno sp. zoo	Poland
Blue Wall Mail LLC	Delaware
BNG MEA FZ-LLC	United Arab Emirates
Brand Performance Network LLC	Delaware
Bruce Mau Design (USA) LLC	Delaware
Business Traveler LLC	Delaware
Business Traveller Media Limited	United Kingdom
Code and Theory LLC	New York
Code and Theory London Limited	United Kingdom
Code and Theory South America LLC	Delaware
Colle & McVoy LLC	Delaware
Collect Understand & Engage LLC	Delaware
Common (Shanghai) Market Research Co., Ltd.	China
Consulum (Cayman) Limited	Cayman Islands
Consulum Africa (Pty) Ltd	South Africa
Consulum Bahrain CO W.L.L.	Bahrain
Consulum Consulting Services LLC SPC	United Arab Emirates
Consulum FZE	Dubai
Consulum KSA SPC	Saudi Arabia
Consulum Malaysia SDN. Bhd.	Malaysia
Consulum Regional Head Quarter	Saudi Arabia
Consulum UK Limited	United Kingdom
Content Management Corporation	Delaware
Content Management Corporation	Canada
Core Stagwell LLC	Delaware
CP+B - Crispin Porter & Bogusky Brasil Publicidade e Participacao Ltda.	Brazil
CPG Film Production Services LLC	Dubai
Create Group Holding Limited	United Arab Emirates
Create Media Group FZ-LCC (KSA Registered Branch)	Saudi Arabia
Create Media Group FZ-LLC	United Arab Emirates
Create Media Services DMCC	Dubai
Create Media Services LLC	Saudi Arabia
Creative Optimization LLC	Delaware
Crispin LLC	Texas
Crispin Porter & Bogusky (Hong Kong) Limited	Hong Kong
Crispin Porter & Bogusky LLC	Delaware
Digital Canvass Targeting & Turnout LLC	Delaware
Doner Partners LLC	Delaware
Doner Partners Network LLC	Delaware
Doner Partners Network LP	Canada
DonerNorth LP	Canada

Dyversity Communications Inc.	Canada
Emerald Research Group LLC	Delaware
eSubstance Limited	United Kingdom
Forsman & Bodenfors AB	Sweden
Forsman & Bodenfors Canada LP Forsman & Bodenfors Canada SEC	Canada
Forsman & Bodenfors Inhouse AB	Sweden
Forsman & Bodenfors LLC	Delaware
Forsman & Bodenfors London Ltd	United Kingdom
Forsman & Bodenfors Pte. Ltd.	Singapore
Forward 3D BV	Netherlands
Forward 3D for Advertisement Saudi Limited	Saudi Arabia
Forward 3D Group Limited	United Kingdom
Forward 3D Holdings Limited	United Kingdom
Forward 3D Hong Kong Limited	Hong Kong
Forward 3D Japan KK	Japan
Forward 3D Limited	United Kingdom
Forward 3D Limited (Spain)	Spain
Forward 3D Ltd (Germany)	Germany
Forward 3D Ltd (Paris Branch Office)	France
Forward 3D Ltd (Taiwan)	Taiwan
Forward 3D Singapore PTE	Singapore
Forward Internet Group (Shanghai)	China
Forward3D DMCC	United Arab Emirates
Forward3D for Marketing Consultancy	Egypt
ForwardPMX Group LLC	Delaware
Future of News LLC	Delaware
Gale Creative Agency Private Limited	India
Gale Partners Inc.	Canada
Gale Partners LLC	Delaware
Gale Partners LP	Canada
Gobeyond Studios, Inc.	Philippines
Goodstuff Holdings Limited	United Kingdom
Grason Agency Group LLC	Delaware
Grason Agency HK Ltd.	Hong Kong
Grason Agency LLC	Delaware
Grason Korea Co., Ltd.	Korea, Republic Of
Happy Forsman & Bodenfors AB	Sweden
Harris Insights and Analytics LLC	Delaware
Harris Poll Canada Inc.	Canada
Harris Poll US LLC	Delaware
HarrisX LLC	Delaware
Hecho Studios LLC	Delaware
Hecho Studios Pte. Ltd.	Singapore
Holy Grail SP LLC	Delaware
HPR Partners, LLC	Delaware
Hunter Public Relations UK Limited	United Kingdom

Impact Response Lab LLC	Delaware
In the Company of Huskies Limited	Ireland
Ink Do Brasil Consultancy & Marketing Services LTD	Brazil
Ink Publishing (HK) LTD	Hong Kong
Ink Publishing (PTE) Limited	Singapore
Ink Publishing Advertising (Shanghai Co LTD)	China
Ink Publishing Corporation	Delaware
In-Pulse sp zoo	Poland
Instrument LLC	Delaware
Instrument Wizard Wizard LLC	Oregon
IR Oldco LLC	Delaware
Jasper Advisors Group LLC	Delaware
Jemini Consultancy LLC	Oregon
JetFuel Studio LLC	New York
KBP Holdings LLC	Delaware
KBS (Hong Kong) Limited	Hong Kong
KBS (Shanghai) Advertising Co., Ltd.	China
KBS+P Ventures LLC	Delaware
Kenna Communications LP	Canada
Kettle Solutions, LLC	New York
KIS Information Services SRL	Barbados
Kreate Many Limited	United Kingdom
Kwittken & Company Limited	United Kingdom
KWT Global LLC	Delaware
KWT Global Ltd.	United Kingdom
L.D.R.S Group Ltd	Israel
Laurie, Foard & Wheeler Limited	Hong Kong
Laurie, Foard + Wheeler LLC	Delaware
LDRS Group LLC	Delaware
Learning to Fly, LLC	Delaware
Left Field Labs, LLC	California
Legend PR Partners LLC	Delaware
Lissted Limited	United Kingdom
LLC Locaria Ukraine	Ukraine
Locaria Canada Inc.	Canada
Locaria Group LLC	Delaware
Locaria Limited	United Kingdom
Locaria Ltd (Spain)	Spain
Locaria NL BV	Netherlands
Locaria SRL de CV	Mexico
Many Makers Limited	United Kingdom
Maru Group Inc.	Delaware
Maru Group Limited	United Kingdom
Maru Group US Inc.	Delaware
Maru/Blue UK Limited	United Kingdom
Maru/EDR Canada Inc.	Canada

Maru/edr Limited	United Kingdom
Maru/EDR US LLC	Delaware
Maru/TU Cuentas, LLC	Delaware
Maru/Usurv Limited	United Kingdom
Maxxcom (Barbados) Inc.	Barbados
Maxxcom (USA) Holdings LLC	Delaware
Maxxcom LLC	Delaware
MDC Acquisition LLC	Delaware
MDC Corporate (US) LLC	Delaware
Mediacurrent Interactive Solutions, LLC	Georgia
Meridian Performance Group LLC	Delaware
MessageBridge LLC	Delaware
MG Latin America SRL	Argentina
Midas Corporate Holdco (US) Inc.	Delaware
Mono Advertising, LLC	Delaware
Movers and Shakers LLC	Nevada
MRB4USA Holdings LLC	Delaware
MRB4USA LLC	Delaware
Multi-View Holdings Inc.	Delaware
Multi-View, Inc.	Texas
MVMNT LLC	Delaware
National Research Group, Inc.	California
New Team LLC	Delaware
Nine One Six LLC	Delaware
Northstar Research GP LLC	Delaware
Northstar Research Holdings USA LP	Delaware
Northstar Research Partners (UK) Limited	United Kingdom
Northstar Research Partners (USA) LLC	Delaware
Northstar Research Partners Inc. (ON)	Canada
OneChocolate Communications Limited	United Kingdom
Pathfinder23 Berbenno sp. zoo	Poland
PMX Agency LLC	Delaware
Polar Bear Development SRL	Argentina
Powered by Jetfuel LLC	New York
Premier Supply Partners LLC	Delaware
Pros Agencia De Comunicacao Ltda	Brazil
Ramenu S.A.	Uruguay
Redscout LLC	Delaware
Repdef Holdings LLC	Delaware
Rhythm Interactive LLC	Delaware
Search Agency Performance Marketing India Private Limited	India
Sidekick Live Limited	United Kingdom
SKDK Profits Interest LLC	Delaware
SKDKnickerbocker LLC	Delaware
Sloane & Company LLC	Delaware
SMC International Holdings LLC	Delaware

Source Marketing LLC	New York
Sport Beach LLC	Delaware
Stagwell APAC Pte. Ltd.	Singapore
Stagwell Canada GP Inc.	Canada
Stagwell Creative Content & Media LLC	Delaware
Stagwell Digital Products LLC	Delaware
Stagwell Global LLC	Delaware
Stagwell Government LLC	Delaware
Stagwell Holdco Canada Inc.	Canada
Stagwell House LLC	Delaware
Stagwell Inc.	Delaware
Stagwell Italy S.R.L.	Italy
Stagwell Market Research LLC	Delaware
Stagwell Marketing Cloud LLC	Delaware
Stagwell Marketing Communications LLC	Delaware
Stagwell Marketing Group Holdings LLC	Delaware
Stagwell Marketing Group LLC	Delaware
Stagwell Marketing Malaysia Sdn Bhd	Malaysia
Stagwell Marketing Spain, SL	Spain
Stagwell Media (NRG) UK Limited	United Kingdom
Stagwell Media Platform Limited	United Kingdom
Stagwell Media Platform LLC	Delaware
Stagwell Partnership Holdings Inc.	Delaware
Stagwell Performance Marketing & Digital Transformation LLC	Delaware
Stagwell Performance Marketing Inc.	Delaware
Stagwell Performance Marketing Management LLC	Delaware
Stagwell Productions LLC	Delaware
Stagwell QR Code Platform LLC	Delaware
Stagwell Team P&G LLC	Delaware
Stagwell Technologies, Inc.	Delaware
Stagwell U.K. Limited	United Kingdom
Storyline Strategies LLC	Delaware
Studio Cypher Limited	United Kingdom
Sundae Collective LLC	Delaware
Syngro Limited	United Kingdom
TargetCast LLC	Delaware
Targeted Communications Global LLC	Delaware
Targeted Holdings LLC	Delaware
Targeted Victory, LLC	Delaware
TEAM LP	Canada
Tentpole Messaging LLC	Delaware
The Arsenal LLC	Delaware
The Arsenal Sports Marketing LLC	Delaware
The People Platform LLC	Delaware
The Search Agency Corporation	Canada
Tinsel Experiential Design LLC	Delaware

TMA Acquisition LLC	Delaware
Trade X Partners LLC	Delaware
Travel Content Limited	United Kingdom
Travel Content LLC	Delaware
Truelogic Software LLC	Delaware
TSGPM IMGT Incentive LLC	Delaware
Ubermetrics Technologies GmbH	Germany
Unicepta Brasil Ltda	Brazil
Unicepta GmbH	Germany
Unicepta Holding GmbH	Germany
Unicepta Information Consulting Ltd	China
Unicepta Suisse AG	Switzerland
Unicepta UK Limited	United Kingdom
Unicepta USA Inc.	Dist. of Columbia
Unlock Surveys Canada Inc.	Canada
Unlock Surveys US LLC	Delaware
UNR Studios LLC	Delaware
Usual Suspects Media LLC	Delaware
Veritas Communications Inc.	Canada
Vitro Partners LLC	Delaware
VitroRobertson LLC	Delaware
Walker Brook Capital LLC	Delaware
Wavelength Strategy LLC	Delaware
WNP 909 SAS	France
WNP Communications SAS	France
WNP Studios SARL	France
WNP What's Next Partners SAS	France
Wolfgang, LLC	Delaware
Wonder Cave LLC	Delaware
Y Media Labs LLC	Delaware
Y Media Labs Private Limited	India
Yamamoto LLC	Delaware
Yeah Totally! LLC	Delaware
Zyman Group, LLC	Delaware